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                        Supplement dated July 24 , 2001
                        To Prospectus dated May 1, 2001
                    For GE Capital Life Separate Account II
                                  P1066 6/97

The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2001. The changes reflected in this supplement relate to the following sections of your prospectus:

Expense Table, Other Annual Expenses

The second line of this section is revised to read:

   Optional Death Benefit Charge ("ODB") (annual rate as a percentage of Account Value)/3/ .25%

The applicable footnote is revised to read:

  /3/ If the Optional Death Benefit applies.


Other Charges, Optional Death Benefit Charges

Any phrase or sentence that states that the annual rate of the Optional Death Benefit Charge is .10% is hereby deleted.


The Death Benefit, Elective Optional Death Benefit

Any phrase or sentence that states that the annual rate of the Optional Death Benefit Charge is .10% is hereby deleted.

Any Statement of Additional Information References

The Statement of Additional Information ("SAI") has been revised. Any reference in the prospectus to the date of the SAI is amended to reflect the revised date of July 5, 2001.

 This Supplement should be retained with your Prospectus for future reference.

                    Customer Service Line:  1-800-313-5282
                 GE Capital Life Assurance Company of New York
                          125 Park Avenue, 6/th/ Floor
                         New York, New York 10017-5529